Exhibit 4.2

THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A . TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Ecolab Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. COMMON STOCK PAR VALUE $1.00 COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . ECOLAB INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Chairman of the Board Secretary 016570| 003590|127C|RESTRICTED||4|057-423 278865 10 0 <<Month Day, Year>> WWWW 00000000 * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****60 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh * * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY* * * MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE NNNNN . Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO Box A3480 Chicago IL 60690-3480 CUSIP 278865 10 0 Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345

THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, A PRINTED STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. REQUESTS MAY BE DIRECTED TO THE SECRETARY OF ECOLAB INC. AT ITS PRINCIPAL OFFICE, OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . . TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . . JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . . (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto     Shares  Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. (Cust) (Minor) (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. . ECOLAB INC. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.